EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND
                EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND
                   EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND

                                  Supplement to
                       Statement of Additional Information
                               dated May 30, 2005


THE FOLLOWING REPLACES THE 1ST THROUGH 3RD SENTENCES OF THE FOURTH PARAGRAPH UNDER "CALCULATION OF NET ASSET VALUE":


Most seasoned fixed-rate 30 year mortgage-backed securities (which are mortgage-backed securities ("MBS") that include loans that have had a history of refinancing opportunities) are valued through the use of a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Certain other MBS, including, but not limited to, collateralized mortgage obligations and adjustable rate mortgage-backed securities are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value.



July 1, 2005